Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 10-K of Community Bankers Acquisition Corp. (the “Company”) for the year ended March 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), the undersigned President and Chief Executive Officer and Chief Financial Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary A. Simanson
Gary A. Simanson
President, Chief Executive Officer and Chief Financial Officer

Date: March 31, 2008